                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-s3                                  WEIGHTED AVERAGE PC RATE:    6.47754%
POOL NUMBER:  Group 1 = 1864
____________________________________________________________________________________________

ISSUE DATE:  05/28/2002
CERTIFICATE BALANCE AT ISSUE:    $687,355,859.44

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1486                         $682,738,091.67
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $571,946.48
Unscheduled Principal Collection/Reversals                           $192,369.80
Liquidations-in-full                                      36      $16,984,726.59
Net principal Distributed                                         $17,749,042.87    ($17,749,042.87)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1450                         $664,989,048.80

SCHEDULED INTEREST AT MORTGAGE RATE:                               $4,032,986.51

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $347,285.09

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $21,434,744.29

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-s3                                  WEIGHTED AVERAGE PC RATE:    6.47754%
POOL NUMBER:  Group 1 = 1864
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $17,749,042.87     $3,685,701.42             $0.00     $3,685,701.42             $0.00    $21,434,744.29

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $9,561,779.00             $0.00             $0.00             $0.00     $9,561,779.00
Bankruptcy Bond
   Single-Units           $136,000.00             $0.00             $0.00             $0.00       $136,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $6,873,558.00             $0.00             $0.00             $0.00     $6,873,558.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    4      $1,581,470.35         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IB1, IB2, IB3, IB4,
IB5, IB6 Certificates immediately after the principal and interest distribution on 07/25/2002 are as follows:

                Class       Class Principal Balance
                IB1               $10,292,833.14
                IB2                $3,773,706.04
                IB3                $2,744,422.72
                IB4                $1,371,712.20
                IB5                $1,029,283.32
                IB6                $1,374,580.41
                              __________________
                Total             $20,586,537.82
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of June 30, 2002):

SERIES:  2002-s3                POOL NUMBER:  Group 1 = 1864

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $664,989,048.80**        $1,581,470.35***        $1,581,470.35***
Number:                         1458                      4                       4
% of Pool:                    100.00%                  0.24%                   0.24%
(Dollars)
% of Pool:                    100.00%                  0.27%                   0.27%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all July 01, 2002 scheduled payments and June 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
June 30, 2002.

Trading Factor, calculated as of distribution date : 0.71081800.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including July 01, 2002, and unscheduled prepayments in months prior to July ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-s3                                  WEIGHTED AVERAGE PC RATE:    5.98937%
POOL NUMBER:  Group 2 = 1865
____________________________________________________________________________________________

ISSUE DATE:  05/28/2002
CERTIFICATE BALANCE AT ISSUE:    $248,170,600.17

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     503                         $245,940,937.45
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $826,852.03
Unscheduled Principal Collection/Reversals                           $148,684.78
Liquidations-in-full                                      12       $7,508,558.27
Net principal Distributed                                          $8,484,095.08     ($8,484,095.08)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        491                         $237,456,842.37

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,358,312.06

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $130,719.57

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $9,711,687.57

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-s3                                  WEIGHTED AVERAGE PC RATE:    5.98937%
POOL NUMBER:  Group 2 = 1865
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $8,484,095.08     $1,227,592.49             $0.00     $1,227,592.49             $0.00     $9,711,687.57

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $3,422,519.00             $0.00             $0.00             $0.00     $3,422,519.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $2,481,706.00             $0.00             $0.00             $0.00     $2,481,706.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    3      $1,516,751.92         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4,
IIB5, IIB6 Certificates immediately after the principal and interest distribution on 07/25/2002 are as follows:

                Class       Class Principal Balance
                IIB1               $1,848,572.34
                IIB2                 $369,515.81
                IIB3                 $369,515.81
                IIB4                 $246,343.87
                IIB5                 $123,171.94
                IIB6                 $247,817.06
                              __________________
                Total              $3,204,936.83
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of June 30, 2002):

SERIES:  2002-s3                POOL NUMBER:  Group 2 = 1865

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $237,456,842.37**        $1,516,751.92***        $1,516,751.92***
Number:                          494                      3                       3
% of Pool:                    100.00%                  0.64%                   0.64%
(Dollars)
% of Pool:                    100.00%                  0.61%                   0.61%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all July 01, 2002 scheduled payments and June 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
June 30, 2002.

Trading Factor, calculated as of distribution date : 0.25382162.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including July 01, 2002, and unscheduled prepayments in months prior to July ) can be calculated.